FINANCE COSTS	12 Months Ended
Dec. 31, 2017
Finance Costs [Abstract]
FINANCE COSTS
FINANCE COSTS

		Years ended December 31
(In millions of dollars)	Note	2017	2016

Interest on borrowings [1]		740	758
Interest on post-employment benefits liability	22	12	9
(Gain) loss on foreign exchange		(107)	13
Change in fair value of derivative instruments		99	(16)
Capitalized interest		(18)	(18)
Other		20	15

Total finance costs		746	761

[1] Interest on borrowings includes interest on short-term borrowings and on long-term debt.

FOREIGN EXCHANGE
We recognized $107 million in net foreign exchange gains in 2017 (2016 - $13 million in net losses). These gains in 2017 were primarily attributed to our US dollar-denominated commercial paper (US CP) program borrowings and the US dollar-denominated borrowings under our bank credit facilities that were not hedged for accounting purposes (see note 16). These foreign exchange gains were partially offset by the $99 million loss related to the change in fair value of derivatives (2016 - $16 million gain), which was primarily attributed to the debt derivatives we used to partially offset the foreign exchange risk related to these US dollar-denominated borrowings. In 2016, these foreign exchange losses were primarily attributed to the US dollar-denominated borrowings under our bank credit facilities that were not hedged for accounting purposes. These losses in 2016 were offset by the change in fair value of the derivatives, which was primarily a result of our debt derivatives that were used to offset the foreign exchange risk related to these US dollar-denominated borrowings.